                                                                    EXHIBIT 25.1

                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

           New York                                     13-2774727
           (Jurisdiction of incorporation               (I.R.S. Employer
           or organization if not a U.S.                Identification No.)
           national bank)

           452 Fifth Avenue, New York, NY               10018-2706
           (212) 525-5600                               (Zip Code)
           (Address of principal executive offices)

                    Warren L. Tischler, Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                               EL PASO CORPORATION
               (Exact name of obligor as specified in its charter)

           Delaware                                     76-0568816
           (State or other jurisdiction                 (I.R.S. Employer
           of incorporation or organization)            Identification No.)

           El Paso Corporation
           El Paso Building
           1101 Louisiana Street
           Houston, TX                                  77002
           (713) 420-2600                               (Zip Code)
           (Address of principal executive offices)


                          7 7/8% Notes due June 15, 2012
                         (Title of Indenture Securities)

                                     General

Item 1. General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                  State of New York Banking Department.

                  Federal Deposit Insurance Corporation, Washington, D.C.

                  Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. List of Exhibits

Exhibit

T1A(i)              (1)       Copy of the Organization Certificate of HSBC Bank
                              USA.

T1A(ii)             (1)       Certificate of the State of New York Banking
                              Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                      Not applicable.

T1A(iv)             (3)       Copy of the existing By-Laws of HSBC Bank USA as
                              as amended on April 11, 2002.

T1A(v)                        Not applicable.

T1A(vi)             (2)       Consent of HSBC Bank USA required by Section
                              321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (December 31, 2002), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                     Not applicable.

T1A(ix)                       Not applicable.

(1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

(3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 9th of May, 2003.


                                             HSBC BANK USA


                                             By: /s/ Frank J. Godino
                                                 -------------------------------
                                                     Frank J. Godino
                                                     Vice President




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
                                                                                                                   EXHIBIT T1A (vii)

                                                                                      Board of Governors of the
                                                                                      Federal Reserve System
                                                                                      OMB Number: 7100-0036
                                                                                      Federal Deposit Insurance
                                                                                      Corporation
                                                                                      OMB Number: 3064-0052
                                                                                      Office of the Comptroller
                                                                                      of the Currency
                                                                                      OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                                    Expires March 31, 2005                   [1]
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Please refer to page i,
                                                                                      Table of Contents, for
                                                                                      the required disclosure
                                                                                      of estimated burden.
----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

                                                                    (19980930)
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2002                   ----------
                                                                    (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324 (State        This report form is to be filed by banks with branches and
member banks); 12 U.S.C. Section 1817 (State nonmember banks);      consolidated subsidiaries in U.S. territories and possessions,
and 12 U.S.C. Section 161 (National banks).                         Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an      The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be attested     accordance with Federal regulatory authority instructions.
to by not less than two directors (trustees) for State nonmember
banks and three directors for State member and National Banks.      We, the undersigned directors (trustees), attest to the
                                                                    correctness of this Report of Condition (including the
I,  Gerald A. Ronning, Executive VP & Controller                    supporting schedules) and declare that it has been examined by
    -------------------------------------------------------------   us and to the best of our knowledge and belief has been
     Name and Title of Officer Authorized to Sign Report            prepared in conformance with the instructions issued by the

Of the named bank do hereby declare that these Reports of appropriate Federal regulatory authority and is true and Condition and Income (including the supporting schedules) have correct. been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

                                                                    /s/ Youssef Nasr
                                                                    --------------------------------------------------------------
   /s/ Gerald A. Ronning                                            Director (Trustee)
-----------------------------------------------------------------
Signature of Officer Authorized to Sign Report                      /s/ Bernard J. Kennedy
                                                                    --------------------------------------------------------------
                                                                    Director (Trustee)
            2/14/03
-----------------------------------------------------------------   /s/ Sal H. Alfieri
Date of Signature                                                   --------------------------------------------------------------
                                                                    Director (Trustee)


SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income either:  For electronic filing assistance, contact EDS Call report
                                                                    Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone
(a) in electronic form and then file the computer data file         (800) 255-1571.
    directly with the banking agencies' collection agent,
    Electronic Data System Corporation (EDS), by modem or           To fulfill the signature and attestation requirement for the
    computer diskette; or                                           Reports of Condition and Income for this report date, attach this signature page to the hard-copy of the completed report
b)  in hard-copy (paper) form and arrange for another party to      that the bank places in its files.
    convert the paper report to automated for. That party (if
    other than EDS) must transmit the bank's computer data file to EDS.


----------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number           0 0 5 8 9

                                  (RCRI 9030)


http://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA
---------------------------------------------------------------------  -----------------------------------------------------------
Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)   Legal Title of Bank (TEXT 9010)
       (Example: www.examplebank.com)
                                                                       Buffalo
                                                                       -----------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       N.Y.                                                14203
                                                                       -----------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)              ZIP Code (TEXT 9220)


 Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION


Consolidated domestic subsidiaries

HSBC Bank USA                          of Buffalo
---------------------------------------------------
 Name of Bank                             City

in the state of New York, at the close of business December 31, 2002

ASSETS
                                                                                                       Thousands of dollars
Cash and balances due from depository institutions:
 a.  Non-interest-bearing balances currency and coin                                                     $     2,079,940
 b.  Interest-bearing balances                                                                                   707,840
   Held-to-maturity securities                                                                                 4,372,512
   Available-for-sale securities                                                                              13,701,218
   Federal funds sold and securities purchased under agreements to resell:
 a.  Federal funds sold in domestic offices                                                                      600,000
 b.  Securities purchased under agreements to resell                                                           2,142,943

Loans and lease financing receivables:

   Loans and leases held for sale                                                                        $     2,490,206
   Loans and leases net of unearned income                                               $    41,038,074
   LESS: Allowance for loan and lease losses                                                     491,801
   Loans and lease, net of unearned income, allowance, and reserve                                       $    40,546,273
   Trading assets                                                                                             13,243,465
   Premises and fixed assets
                                                                                                                 723,647
Other real estate owned                                                                                           14,823
Investments in unconsolidated subsidiaries                                                                       245,614
Customers' liability to this bank on acceptances outstanding                                                      98,526
Intangible assets: Goodwill
                                                                                                               2,224,573
Intangible assets: Other intangible assets                                                                       404,242
Other assets                                                                                                   2,819,947
Total assets                                                                                                  86,415,769

LIABILITIES

Deposits:
   In domestic offices                                                                                        40,034,925
   Non-interest-bearing                                                                        5,682,618
   Interest-bearing                                                                           34,352,307
In foreign offices                                                                                            20,129,661
   Non-interest-bearing                                                                          397,743
   Interest-bearing                                                                           19,731,918

Federal funds purchased and securities sold under agreements to repurchase:
 a. Federal funds purchased in domestic offices                                                                  656,181
 b. Securities sold under agreements to repurchase                                                               552,583

Trading Liabilities                                                                                            7,696,329
Other borrowed money                                                                                           5,361,189
Bank's liability on acceptances                                                                                   98,526
Subordinated notes and debentures                                                                              1,549,034
Other liabilities                                                                                              3,048,561
Total liabilities                                                                                             79,126,989
Minority Interests in consolidated Subsidiaries                                                                      173

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                         --
Common Stock                                                                                                     205,000
Surplus                                                                                                        6,454,612
Retained earnings                                                                                                384,408
Accumulated other comprehensive income                                                                           244,587
Other equity capital components                                                                                       --
Total equity capital                                                                                           7,288,607
Total liabilities, minority interests and equity capital
                                                                                                              86,415,769